Filed pursuant to Rule 497(e)
Registration No. 333-172080

Advantus Strategic Dividend Income Fund

Institutional Class Shares – VSDIX

Advantus Dynamic Managed Volatility Fund

Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund

Institutional Class Shares – VMEIX

Series of Managed Portfolio Series (the “Trust”)

Supplement dated May 1, 2018 to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated December 29, 2017

Effective May 1, 2018, Advantus Capital Management, Inc., investment adviser to the Advantus Strategic Dividend Income Fund, Advantus Dynamic Managed Volatility Fund, and Advantus Managed Volatility Equity Fund has changed its name to Securian Asset Management, Inc.  All references to Advantus Capital Management, Inc. in the Summary Prospectus, Prospectus and SAI are hereby changed to Securian Asset Management, Inc.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.